Exhibit 99.1

FOR IMMEDIATE RELEASE

Tower International Reports Fourth Quarter Results

Better Than Outlook and Outlines

Anticipated Above-Industry Growth through 2019

LIVONIA, Mich., February 14, 2017 – Tower International, Inc. [NYSE: TOWR], a leading integrated global manufacturer of engineered automotive structural metal components and assemblies, today announced fourth quarter 2016 results, provided a preliminary outlook for 2017, and discussed its outlook for revenue growth through 2019.

•	Revenue for the fourth quarter was $462.3 million, up 2% from $454.9 million in the fourth quarter 2015.

•	Net income in the fourth quarter was $16.9 million or $0.81 per diluted share, compared with $145.1 million of $6.76 per diluted share last year. As detailed below, this year’s fourth quarter included certain items which adversely impacted results by $4.3 million. Certain items in the fourth quarter a year ago favorably affected results by $128.5 million, reflecting primarily the release of a U.S. tax valuation allowance. Excluding these certain items in both periods, Diluted Adjusted Earnings Per Share were $1.02 in the fourth quarter 2016, compared with $0.77 a year ago.

•	Adjusted EBITDA for the quarter was $56.2 million, compared with $45.9 million a year ago, an increase of 22 percent from last year. The year-over-year increase reflected primarily the benefit of major new business wins, lower launch costs and favorable commercial settlements.

•	In the fourth quarter the company generated $62.6 million of free cash flow bringing full year 2016 free cash flow to $21.4 million.

•	Net debt at December 31, 2016 was $327.5 million, an improvement of $66 million from September 30 (excluding cash attributable to discontinued operations). This reflected the significant free cash flow generation in the fourth quarter and $4 million received for the previously disclosed divestiture of a joint venture in China.

•	Year-end liquidity was $292 million increasing $54 million from the end of the third quarter.

•	For full year 2017, the preliminary outlook includes:
-	1% growth in revenue, to $1.925 billion, despite an anticipated currency translation headwind of $35 million (with an average Euro assumption of $1.05), and a 1.5% year-over-year decrease in forecasted North American industry production;
-	Adjusted EBITDA up 4%, to about $210 million;
-	Adjusted EBITDA margin increasing by 40 basis points, to 10.9%;
-	Diluted Adjusted Earnings Per Share of $3.60, an increase of 7% from 2016; and
-	Free cash flow of $55 million with strong cash flow in the second half of the year more than offsetting the cash outflow in the first half of the year.

•	The Company’s outlook for first quarter 2017 includes revenue of $480 million, Adjusted EBITDA of $43 million, and Diluted Adjusted Earnings Per Share of $0.60.

•	The Company has also secured approximately $225 million in net new business for 2018 and 2019. About two thirds of this incremental revenue is expected to occur in 2019, and the average Adjusted EBITDA margin of the new business is expected to be about 15%. The launch of these programs should allow the Company to grow significantly faster than the overall automotive market and contribute to Adjusted EBITDA margin expansion, which is expected to increase by more than 100 basis points from the 10.5% recorded for full year 2016.

“Tower delivered solid financial results in the fourth quarter as revenue, Adjusted EBITDA, Adjusted EPS and free cash flow were all above our previous outlook,” said CEO Jim Gouin. “With a solid order book of net new business through 2019, Tower is well positioned to grow revenue at a CAGR of 5 points above industry compared to 2017, while expanding margins and generating significant free cash flow.”

Tower to Host Conference Call Today at 11 a.m. EST

Tower will discuss its fourth quarter 2016 results, the outlook for 2017, and other related matters in a conference call at 11 a.m. EST today. Participants may listen to the audio portion of the conference call either through a live audio webcast on the Company’s website or by telephone. The slide presentation and webcast can be accessed via the investor relations portion of Tower’s website www.towerinternational.com.

To dial into the conference call, domestic callers should dial (866) 393-4576, international callers should dial (706) 679-1462. An audio recording of the call will be available approximately two hours after the completion of the call. To access this recording, please dial (855) 859-2056 (domestic) or (404) 537-3406 (international) and reference Conference I.D. #66570867. A webcast replay will also be available and may be accessed via Tower’s website.

Non-GAAP Financial Measures

This press release includes the following non-GAAP financial measures: “Adjusted EBITDA”, “Adjusted EBITDA margin”, “Diluted Adjusted Earnings Per Share”, “free cash flow”, and “net debt.” We define Adjusted EBITDA as net income / (loss) before interest, taxes, depreciation, amortization, restructuring items and other adjustments described in the reconciliations provided in this presentation. Diluted Adjusted Earnings Per Share exclude certain income and expense items described in the reconciliation provided in this press release. Free cash flow is defined as cash provided by operating activities less cash disbursed for purchases of property, plant and equipment. Adjusted free cash flow is free cash flow excluding cash received or disbursed for customer tooling. Net debt represents total debt less cash and cash equivalents. We use Adjusted EBITDA, Adjusted EBITDA margin, adjusted earnings per share, free cash flow, free cash flow and net debt as supplements to information provided in accordance with generally accepted accounting principles (“GAAP”) in evaluating our business and they are included in this press release because they are principal factors upon which our management assesses performance. Reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated in accordance with GAAP are set forth below. The non-GAAP measures presented above are not measures of performance under GAAP. These measures should not be considered as alternatives for the most directly comparable financial measures calculated in accordance with GAAP. Other companies in our industry may define these non-GAAP measures differently than we do and, as a result, these non-GAAP measures may not be comparable to similarly titled measures used by other companies in our industry; and certain of our non-GAAP financial measures exclude financial information that some may consider important in evaluating our performance. Given the inherent uncertainty regarding mark to market adjustments of financial instruments, fair value adjustments to our pension plan, potential gain or loss on our discontinued operations, potential restructuring expenses, and expenses related to our long-term incentive compensation programs in any future period, a reconciliation of forward-looking financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP is not feasible. Consequently, any attempt to disclose such reconciliations would imply a degree of precision that could be confusing or misleading to investors. The magnitude of these items, however, may be significant.

Forward-Looking Statements and Risk Factors

This press release contains statements which constitute forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to statements regarding the Company’s projected revenue, adjusted EBITDA, diluted adjusted earnings per share, free cash flow and statements regarding new sources of profitable growth, future financial results and the Company’s future business outlook. The forward-looking statements can be identified by words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “project,” “target,” and other similar expressions. Forward-looking statements are made as of the date of this press release and are based upon management’s current expectations and beliefs concerning future developments and their potential effects on us. Such forward-looking statements are not guarantees of future performance. The following important factors, as well as risk factors described in our reports filed with the SEC, could cause our actual results to differ materially from estimates or expectations reflected in such forward-looking statements:

•	global automobile production volumes;

•	the financial condition of our customers and suppliers;

•	our ability to make scheduled payments of principal or interest on our indebtedness and comply with the covenants and restrictions contained in the instruments governing our indebtedness;

•	our ability to refinance our indebtedness;

•	risks associated with our non-U.S. operations, including foreign exchange risks and economic uncertainty in some regions;

•	any increase in the expense and funding requirements of our pension and other postretirement benefits;

•	our customers’ ability to obtain equity and debt financing for their businesses;

•	our dependence on our largest customers;

•	pricing pressure from our customers;

•	work stoppages or other labor issues affecting us or our customers or suppliers;

•	our ability to integrate acquired businesses;

•	risks associated with business divestitures including volatility in the capital markets, the capacity of potential bidders to finance transactions and the difficulty of predicting the outcome of negotiations; and

•	costs or liabilities relating to environmental and safety regulations.

We do not assume any obligation to update or revise the forward-looking statements contained in this press release.

Contact:

Derek Fiebig

Executive Director, Investor & External Relations

(248) 675-6457

fiebig.derek@towerinternational.com

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Amounts in thousands, except share and per share amounts - unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2016	2015	2016	2015

Revenues	$462,274	$454,922	$1,913,641	$1,796,103
Cost of sales	403,332	406,549	1,675,232	1,578,231
Gross profit	58,942	48,373	238,409	217,872
Selling, general, and administrative expenses	35,427	33,857	131,552	124,459
Amortization expense	105	-	449	249
Restructuring and asset impairment charges, net	2,607	835	5,389	7,819
Operating income	20,803	13,681	101,019	85,345
Interest expense	3,451	6,026	21,618	23,847
Interest income	506	109	614	125
Other expense	-	-	6,481	-
Income before provision for income taxes and income / (loss) from discontinued operations	17,858	7,764	73,534	61,623
Provision / (benefit) for income taxes	3,476	(129,131)	17,246	(123,844)
Income from continuing operations	14,382	136,895	56,288	185,467
Income / (loss) from discontinued operations, net of tax	2,991	8,764	(17,008)	10,324
Net income	17,373	145,659	39,280	195,791
Less: Net income attributable to the noncontrolling interests	488	577	701	1,739
Net income attributable to Tower International, Inc.	$16,885	$145,082	$38,579	$194,052

Weighted average basic shares outstanding	20,345,078	21,110,291	20,864,321	21,093,387
Weighted average diluted shares outstanding	20,775,024	21,449,037	21,222,183	21,408,301

Basic income per share attributable to Tower International, Inc.:
Income per share from continuing operations	$0.68	$6.46	$2.66	$8.71
Income / (loss) per share from discontinued operations	0.15	0.42	(0.82)	0.49
Income per share	0.83	6.87	1.85	9.20

Diluted income per share attributable to Tower International, Inc.:
Income per share from continuing operations	$0.67	$6.36	$2.62	$8.58
Income / (loss) per share from discontinued operations	0.14	0.41	(0.80)	0.48
Income per share	0.81	6.76	1.82	9.06

Dividends declared per share	$0.11	$0.10	$0.41	$0.10

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(Amounts in thousands, except share data - unaudited)

	December 31,	December 31,
	2016	2015

ASSETS
Cash and cash equivalents	$62,788	$121,594
Accounts receivable, net of allowance of $961 and $1,277	178,251	223,735
Inventories	71,710	66,648
Assets held for sale	102,252	113,664
Prepaid tooling, notes receivable, and other	103,023	68,242
Total current assets	518,024	593,883

Property, plant, and equipment, net	465,569	427,887
Goodwill	56,383	59,340
Deferred tax asset	112,645	127,207
Other assets, net	9,902	7,180
Total assets	$1,162,523	$1,215,497

LIABILITIES AND EQUITY
Short-term debt and current maturities of capital lease obligations	$34,211	$29,492
Accounts payable	258,129	268,008
Accrued liabilities	114,079	100,529
Liabilities held for sale	53,310	44,157
Total current liabilities	459,729	442,186

Long-term debt, net of current maturities	351,232	409,116
Obligations under capital leases, net of current maturities	4,863	5,984
Deferred tax liability	5,594	6,167
Pension liability	61,627	65,621
Other non-current liabilities	65,539	79,704
Total non-current liabilities	488,855	566,592
Total liabilities	948,584	1,008,778

Stockholders' equity:
Tower International, Inc.'s stockholders' equity
Common stock	221	220
Additional paid in capital	340,623	337,864
Treasury stock	(35,645)	(16,067)
Accumulated deficit	(14,021)	(44,030)
Accumulated other comprehensive loss	(83,383)	(80,492)
Total Tower International, Inc.'s stockholders' equity	207,795	197,495
Noncontrolling interests in subsidiaries	6,144	9,224
Total stockholders' equity	213,939	206,719

Total liabilities and stockholders' equity	$1,162,523	$1,215,497

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Amounts in thousands - unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2016	2015	2016	2015

OPERATING ACTIVITIES:
Net income	$17,373	$145,659	$39,280	$195,791
Less: Income / (loss) from discontinued operations, net of tax	2,991	8,764	(17,008)	10,324
Income from continuing operations	$14,382	$136,895	$56,288	$185,467

Adjustments required to reconcile income from continuing operations to net cash provided by continuing operating activities:
Deferred income tax provision / (benefit)	$3,691	$(130,726)	$9,546	$(130,964)
Depreciation and amortization	19,086	18,315	72,469	72,542
Non-cash share-based compensation	910	508	2,455	2,322
Pension income / (loss), net of contributions	5,852	(3,849)	(1,999)	(14,116)
Change in working capital and other operating items	61,412	41,784	(1,051)	(13,838)
Net cash provided by continuing operating activities	$105,333	$62,927	$137,708	$101,413

INVESTING ACTIVITIES:
Cash disbursed for purchases of property, plant, and equipment, net	$(42,767)	$(63,311)	$(116,283)	$(119,749)
Return from joint venture	4,546	-	4,546	-
Acquisition, net of cash	-	-	-	(21,740)
Net cash used in continuing investing activities	$(38,221)	$(63,311)	$(111,737)	$(141,489)

FINANCING ACTIVITIES:
Proceeds from borrowings	$123,081	$31,338	$581,833	$125,290
Repayments of borrowings	(169,482)	(37,282)	(587,146)	(133,116)
Repayments on Term Loan Credit Facility	-	-	(50,000)	(25,000)
Proceeds from termination of cross currency swaps	-	-	-	32,377
Dividend payment to Tower shareholders	(2,236)	(2,111)	(8,570)	(2,111)
Proceeds from stock options exercised	237	42	305	204
Purchase of treasury stock	(1,045)	-	(19,578)	(6,551)
Noncontrolling interest dividends and other activity	-	(2,633)	-	(2,633)
Net cash used in continuing financing activities	$(49,445)	$(10,646)	$(83,156)	$(11,540)

Discontinued operations:
Net cash from / (used in) discontinued operating activities	$2,318	$(5,965)	$6,032	$15,586
Net cash from (used in) discontinued investing activities	(1,479)	40,815	(3,589)	41,809
Net cash used in discontinued financing activities	(542)	(1,711)	(3,441)	(11,361)
Net cash from / (used in) discontinued operations	$297	$33,139	$(998)	$46,034

Effect of exchange rate changes on continuing cash and cash equivalents	$(2,392)	$(1,789)	$(623)	$(5,508)

NET CHANGE IN CASH AND CASH EQUIVALENTS	$15,572	$20,320	$(58,806)	$(11,090)

CASH AND CASH EQUIVALENTS:
Beginning of period	$47,216	$101,274	$121,594	$132,684

End of period	$62,788	$121,594	$62,788	$121,594

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES
SEGMENT DATA AND NON-GAAP FINANCIAL MEASURE RECONCILIATIONS
(Amounts in thousands - unaudited)

Segment Data	Three Months Ended December 31,
	2016		2015
	Revenues	Adjusted EBITDA	Revenues	Adjusted EBITDA
Europe	$155,243	$18,007	$156,649	$15,863
North America	307,031	38,238	298,273	30,003
Consolidated	$462,274	$56,245	$454,922	$45,866

	Twelve Months Ended December 31,
	2016		2015
	Revenues	Adjusted EBITDA	Revenues	Adjusted EBITDA
Europe	$639,307	$55,314	$652,600	$57,057
North America	1,274,334	146,408	1,143,503	131,252
Consolidated	$1,913,641	$201,722	$1,796,103	$188,309

Adjusted EBITDA Reconciliation	Three Months Ended December 31,		Twelve Months Ended December 31,
	2016	2015	2016	2015
Adjusted EBITDA	$56,245	$45,867	$201,722	188,309
Restructuring and asset impairment charges, net	(2,607)	(835)	(5,389)	(7,819)
Depreciation and amortization	(19,086)	(18,315)	(72,469)	(72,542)
Acquisition costs and other	(104)	(107)	(422)	(805)
Long-term compensation expense	(5,315)	(3,811)	(14,093)	(12,680)
Pension actuarial loss	(8,330)	(9,118)	(8,330)	(9,118)
Interest expense, net	(2,945)	(5,917)	(21,004)	(23,722)
Other expense	-	-	(6,481)	-
Provision / (benefit) for income taxes	(3,476)	129,131	(17,246)	123,844
Income / (loss) from discontinued operations, net of tax	2,991	8,764	(17,008)	10,324
Net income attributable to noncontrolling interests	(488)	(577)	(701)	(1,739)
Net income attributable to Tower International, Inc.	$16,885	$145,082	$38,579	$194,052

Adjusted Free Cash Flow Reconciliation	Three Months Ended December 31,		Twelve Months Ended December 31,
	2016	2015	2016	2015
Net cash provided by continuing operating activities	$105,333	$62,927	$137,728	$101,413
Cash disbursed for purchases of PP&E	(42,767)	(63,311)	(116,303)	(119,749)
Free cash flow	62,566	(384)	21,425	(18,336)
Net cash received / (disbursed) for customer-owned tooling	19,560	12,405	(32,509)	(27,400)
Adjusted free cash flow	$43,006	$(12,789)	$53,934	$9,064

Net Debt Reconciliation	December 31,	December 31,
	2016	2015
Short-term debt and current maturities of capital lease obligations	$34,211	$29,492
Long-term debt, net of current maturities	357,298	418,078
Debt issue costs	(6,066)	(8,962)
Obligations under capital leases, net of current maturities	4,863	5,984
Total debt	390,306	444,592
Less: Cash and cash equivalents	(62,788)	(121,594)
Add: Cash attributable to discontinued operations	-	8,720
Net debt	$327,518	$331,718

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES
CERTAIN ITEMS INCLUDED IN NET INCOME
(Amounts in thousands, except per share amounts - unaudited)

	After tax		Before tax
	Three Months Ended		Three Months Ended
	December 31,		December 31,
	2016	2015	2016	2015

Income / (expense) items included in net income, net of tax:
Cost of sales
Pension actuarial loss	$(5,415)	$(9,118)	$(8,330)	$(9,118)
Selling, general, and administrative expenses
One-time CEO compensation awards	(1,375)	(306)	(2,115)	(306)
Restructuring and asset impairment charges, net
Lease buyout of previously closed facility	(1,186)	-	(1,824)	-
Interest expense
Mark-to-market gain / (loss) on derivative financial instruments	653	(1,324)	1,005	(1,324)
Tax expense
Release of valuation allowances, net	553	131,095	553	131,095
Discontinued operations
Income from discontinued operations	2,991	8,764	2,991	8,764
Noncontrolling interests
Net income attributable to noncontrolling interests*	(488)	(577)	(488)	(577)
Total items included in net income, net of tax	$(4,267)	$128,534

Net income attributable to Tower International, Inc.	$16,885	$145,082

Memo: Average shares outstanding (in thousands)
Basic	20,345	21,110
Diluted	20,775	21,449

Income per common share (GAAP)
Basic	$0.83	$6.87
Diluted	0.81	6.76

Diluted adjusted earnings per share (non-GAAP)	$1.02	$0.77

* Amounts attributable to noncontrolling interests of discontinued operations

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES
CERTAIN ITEMS INCLUDED IN NET INCOME
(Amounts in thousands, except per share amounts - unaudited)

	After tax		Before tax
	Twelve Months Ended		Twelve Months Ended
	December 31,		December 31,
	2016	2015	2016	2015

Income / (expense) items included in net income, net of tax:
Cost of sales
Pension actuarial loss	$(5,415)	$(9,118)	$(8,330)	$(9,118)
Selling, general, and administrative expenses
One-time CEO compensation awards	(2,477)	$(3,105)	(3,812)	$(3,105)
Acquisition costs	-	(393)	-	(393)
Restructuring and asset impairment charges, net
One-time restructuring actions	-	(192)	-	(192)
Change in estimated future rent	-	(4,760)	-	(4,760)
Lease buyout of previously closed facility	(1,186)	-	(1,824)	-
Interest expense
Mark-to-market loss on derivative financial instruments	(1,565)	(2,604)	(2,407)	(2,604)
Acceleration of the amortization of debt issue costs and OID	(481)	(440)	(740)	(440)
Tax expense
Release of valuation allowances, net	553	131,095	553	131,095
Other expense
European divestiture expenses	(4,476)	-	(6,481)	-
Discontinued operations
Income / (loss) from discontinued operations	(17,008)	10,324	(17,008)	10,324
Noncontrolling interests
Net income attributable to noncontrolling interests*	(701)	(1,739)	(701)	(1,739)
Total items included in net income, net of tax	$(32,756)	$119,067

Net income attributable to Tower International, Inc.	$38,579	$194,052

Memo: Average shares outstanding (in thousands)
Basic	20,864	21,093
Diluted	21,222	21,408

Income per common share (GAAP)
Basic	$1.85	$9.20
Diluted	1.82	9.06

Diluted adjusted earnings per share (non-GAAP)	$3.36	$3.50

* Amounts attributable to noncontrolling interests of discontinued operations